UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 26, 2014
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CBS Outdoor Americas Inc.
(Exact name of registrant as specified in its charter)

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Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 26, 2014, CBS Outdoor Americas Inc. (the “Company”) sent a notice to its directors and executive officers (the “Notice”) informing them of certain trading restrictions, as described below, beginning on September 26, 2014, at 4:00 p.m. Eastern Time, and expected to end on October 3, 2014 (the “Blackout Period”).
As previously disclosed, the Company is removing the CBS Outdoor Stock Fund from the Outdoor 401k Plan (the “Plan”) investment lineup on September 26, 2014. Participants in the Plan who have assets in the CBS Outdoor Stock Fund will not be able to effect transactions with respect to the Plan’s CBS Outdoor Stock Fund accounts during the Blackout Period, as described below. Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and and the Securities and Exchange Commission’s (“SEC”) Regulation Blackout Trading Restriction, during the Blackout Period, the Company’s directors and executive officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any shares of the Company’s common stock, par value $0.01 per share, or derivative securities acquired in connection with their service or employment as a director or executive officer of the Company, subject to certain exceptions. The directors and executive officers will be notified of any changes to the dates of the Blackout Period, including if the Blackout Period is shortened or extended.
Inquiries concerning the Notice or the Blackout Period, including the beginning and ending dates of the trading restrictions, may be directed without charge to:
CBS Outdoor Americas Inc.
405 Lexington Avenue
New York, New York 10174
Attention: Nancy Tostanoski, Senior Vice President, Human Resources; and/or
Richard H. Sauer, Executive Vice President, General Counsel and Secretary
Telephone number: 212-297-6400

A copy of the Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Notice to Directors and Executive Officers of CBS Outdoor Americas Inc., dated August 26, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS OUTDOOR AMERICAS INC.

By:	/s/ Donald R. Shassian
	Name:	Donald R. Shassian
	Title:	Executive Vice President and
Chief Financial Officer

Date: August 26, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice to Directors and Executive Officers of CBS Outdoor Americas Inc., dated August 26, 2014.